UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __ )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Microsoft Corporation

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders Meeting to Be Held on December 2, 2020. C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 D23609-P44182-Z78135 Meeting Information Meeting Type: Annual Meeting For holders as of: October 8, 2020 Date: December 2, 2020 Time: 8:00 a.m. PT Virtual Meeting: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/MSFT20. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/MSFT20 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 18, 2020 to facilitate timely delivery.How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE Vote By Internet: Before The Meeting:Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.During The Meeting:Go to www.virtualshareholdermeeting.com/MSFT20. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.D23610-P44182-Z78135

Voting ItemsThe Board of Directors recommends a vote "FOR" EACH OF THE FOLLOWING NOMINEES, "FOR" Proposal 2, "FOR" Proposal 3 and "AGAINST" Proposal 4.1. Election of Directors: (The Board recommends a vote FOR each nominee) 01. Reid G. Hoffman 02. Hugh F. Johnston 03. Teri L. List-Stoll 04. Satya Nadella 05. Sandra E. Peterson 06. Penny S. Pritzker 07. Charles W. Scharf 08. Arne M. Sorenson 09. John W. Stanton 10. John W. Thompson 11. Emma N. Walmsley 12. Padmasree Warrior2. Advisory vote to approve named executive officer compensation (The Board recommends a vote FOR this proposal)3. Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2021 (The Board recommends a vote FOR this proposal)4.Shareholder Proposal - Report on Employee Representation on Board of Directors (The Board recommends a vote AGAINST this proposal)D23611-P44182-Z78135

D23612-P44182-Z78135

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC. **
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

MICROSOFT CORPORATION

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **12/02/20 at 08:00 A.M. PST**

Make your vote count.

Vote must be received by **12/01/2020** *to be counted.*

→ **1472 0797 1133 0441**

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Vote in person the day of the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy materials for the meeting are available at www.ProxyVote.com:

The Notice & Proxy Statement, Annual Report

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MICROSOFT CORPORATION

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following director nominee(s):1A through 1L	For	Against	Abstain
1A. Election of Director: Reid G. Hoffman	☐	☐	☐
1B. Election of Director: Hugh F. Johnston	☐	☐	☐
1C. Election of Director: Teri L. List-Stoll	☐	☐	☐
1D. Election of Director: Satya Nadella	☐	☐	☐
1E. Election of Director: Sandra E. Peterson	☐	☐	☐
1F. Election of Director: Penny S. Pritzker	☐	☐	☐
1G. Election of Director: Charles W. Scharf	☐	☐	☐
1H. Election of Director: Arne M. Sorenson	☐	☐	☐
1I. Election of Director: John W. Stanton	☐	☐	☐
1J. Election of Director: John W. Thompson	☐	☐	☐
1K. Election of Director: Emma N. Walmsley	☐	☐	☐
1L. Election of Director: Padmasree Warrior	☐	☐	☐

The Board recommends you vote FOR the following proposal(s):2 and 3	For	Against	Abstain
2. Advisory vote to approve named executive officer compensation.	☐	☐	☐
3. Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2021.	☐	☐	☐

The Board recommends you vote AGAINST the following proposal(s):4	For	Against	Abstain
4. Shareholder Proposal - Report on Employee Representation on Board of Directors.	☐	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

11

V31716

R1.0.1.18

0000634528_1

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1133 0441 12/02/20 123,456,789,012.00000
594918104 *****ACCOUNT P44133-01S GS2

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

1 OF 2 2 2

MICROSOFT CORPORATION

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **12/02/20 at 08:00 A.M. PST**

Make your vote count.

Vote must be received by **12/01/2020** *to be counted.*

→ **1472 0797 1133 0441**

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Vote in person the day of the meeting.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

The following proxy materials for the meeting are available at www.ProxyVote.com:

The Notice & Proxy Statement, Annual Report

X

PAGE 1 OF 2

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MICROSOFT CORPORATION

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

11

The Board recommends you vote FOR the following director nominee(s):1A through 1L	For	Against	Abstain
1A. Election of Director: Reid G. Hoffman	☐	☐	☐
1B. Election of Director: Hugh F. Johnston	☐	☐	☐
1C. Election of Director: Teri L. List-Stoll	☐	☐	☐
1D. Election of Director: Satya Nadella	☐	☐	☐
1E. Election of Director: Sandra E. Peterson	☐	☐	☐
1F. Election of Director: Penny S. Pritzker	☐	☐	☐
1G. Election of Director: Charles W. Scharf	☐	☐	☐
1H. Election of Director: Arne M. Sorenson	☐	☐	☐
1I. Election of Director: John W. Stanton	☐	☐	☐
1J. Election of Director: John W. Thompson	☐	☐	☐
1K. Election of Director: Emma N. Walmsley	☐	☐	☐
1L. Election of Director: Padmasree Warrior	☐	☐	☐

The Board recommends you vote FOR the following proposal(s):2 and 3	For	Against	Abstain
2. Advisory vote to approve named executive officer compensation.	☐	☐	☐
3. Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2021.	☐	☐	☐

The Board recommends you vote AGAINST the following proposal(s):4	For	Against	Abstain
4. Shareholder Proposal - Report on Employee Representation on Board of Directors.	☐	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] | Date

1472 0797 1133 0441 12/02/20 123,456,789,012.00000
594918104 *****ACCOUNT P44133-01S GS2

0000634528_1 R1.0.1.18 V31716

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 2 3 2 OF 2 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTD5 IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as "Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: " The issuer agrees to have its documents Househeld. " You agree to or do not object to the Householding of your materials. " You have the same last name and exact address as another shareholder(s). The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. P44133-01S HHSTS4 V.2.0